                                                                    Exhibit 99.7


                      COMPUTATION OF RATIO OF EARNINGS
                            TO FIXED CHARGES AND
                           CALCULATION OF WEIGHTED
                             AVERAGE PARTNERSHIP
                              UNITS OUTSTANDING

                         BARON CAPITAL PROPERTIES, L.P.
                            ASSUMING MAXIMUM OFFERING
                COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES
                         SIX MONTHS ENDED JUNE 30, 1999
                                   (UNAUDITED)




Net Income (Loss)                                                   $(731,854)
                                                                    ----------


Add:
  Interest                                                            890,569
  Interest expense to affiliate                                        42,969
                                                                    ----------
  Interest on indebtedness                                            933,538
                                                                    ----------

Income as Adjusted                                                  $ 201,684
                                                                    ==========

Fixed Charges:
  Interest on indebtedness                                           $933,538
                                                                    ==========

Ratio of Earnings to Fixed Charges                                       0.22
                                                                    ==========

Dollar Amount of Deficiency in the Ratio of
  Earnings to Fixed Charges                                          $731,854
                                                                    ==========

                         BARON CAPITAL PROPERTIES, L.P.
                            ASSUMING MINIMUM OFFERING
                COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES
                         SIX MONTHS ENDED JUNE 30, 1999
                                   (UNAUDITED)





Net Income (Loss)                                                   $(563,184)
                                                                    ----------

Add:
  Interest                                                            343,224
  Interest expense to affiliate                                        23,496
                                                                    ----------
  Interest on indebtedness                                            366,720
                                                                    ----------

Income as Adjusted                                                  $(196,464)
                                                                    ==========

Fixed Charges:
  Interest on indebtedness                                          $ 366,720
                                                                    ==========

Ratio of Earnings to Fixed Charges                                      (0.54)
                                                                    ==========

Dollar Amount of the Deficiency in the Ratio of
  Earnings to Fixed Charges                                         $ 563,184
                                                                    ==========

                         BARON CAPITAL PROPERTIES, L.P.
                           ASSUMING MID-CASE OFFERING
                COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES
                         SIX MONTHS ENDED JUNE 30, 1999
                                   (UNAUDITED)





Net Income (Loss)                                                   $(451,964)
                                                                    ----------


Add:
  Interest                                                            481,034
  Interest expense to affiliate                                        23,496
                                                                    ----------

  Interest on indebtedness                                            504,530
                                                                    ----------

Income as Adjusted                                                  $  52,566
                                                                    ==========

Fixed Charges:
  Interest on indebtedness                                          $ 504,530
                                                                    ==========

Ratio of Earnings to Fixed Charges                                       0.10
                                                                    ==========

Dollar Amount of the Deficiency in the Ratio of
  Earnings to Fixed Charges                                         $ 451,964
                                                                    ==========

                         BARON CAPITAL PROPERTIES, L.P.
            ASSUMING LOWEST COMBINED NET CASH PROVIDED BY OPERATIONS
                COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES
                         SIX MONTHS ENDED JUNE 30, 1999
                                   (UNAUDITED)





Net Income (Loss)                                                   $(731,178)
                                                                    ----------


Add:
  Interest                                                            307,828
  Interest expense to affiliate                                        19,836
                                                                    ----------

   Interest on indebtedness                                           327,664
                                                                    ----------

Income as Adjusted                                                  $(403,514)
                                                                    ==========

Fixed Charges:
  Interest on indebtedness                                          $ 327,664
                                                                    ==========

Ratio of Earnings to Fixed Charges                                      (1.23)
                                                                    ==========

Dollar Amount of the Deficiency in the Ratio of
  Earnings to Fixed Charges                                         $ 731,178
                                                                    ==========

                         BARON CAPITAL PROPERTIES, L.P.
                            ASSUMING MAXIMUM OFFERING
                COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES
                INCEPTION (FEBRUARY 3, 1998) TO DECEMBER 31, 1998





Net Income (Loss)                                                  $(1,693,499)
                                                                   -----------


Add:
  Interest                                                           1,633,926
  Interest expense to affiliate                                         76,425
                                                                   -----------

  Interest on indebtedness                                           1,710,350
                                                                   -----------

Income as Adjusted                                                    $ 16,851
                                                                   ===========

Fixed Charges:
  Interest on indebtedness                                         $ 1,710,350
                                                                   ===========

Ratio of Earnings to Fixed Charges                                        0.01
                                                                   ===========

Dollar Amount of the Deficiency in the Ratio of
  Earnings to Fixed Charges                                        $ 1,693,499
                                                                   ===========

                         BARON CAPITAL PROPERTIES, L.P.
                            ASSUMING MINIMUM OFFERING
                COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES
                INCEPTION (FEBRUARY 3, 1998) TO DECEMBER 31, 1998




Net Income (Loss)                                                  $(1,358,862)


Add:
  Interest on indebtedness                                             751,935
                                                                   -----------

Income as Adjusted                                                 $  (606,927)
                                                                   ===========

Fixed Charges:
  Interest on indebtedness                                         $   751,935
                                                                   ===========

Ratio of Earnings to Fixed Charges                                       (0.81)
                                                                   ===========

Dollar Amount of the Deficiency in the Ratio of
  Earnings to Fixed Charges                                        $ 1,358,862
                                                                   ===========

                         BARON CAPITAL PROPERTIES, L.P.
                           ASSUMING MID-CASE OFFERING
                COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES
                INCEPTION (FEBRUARY 3, 1998) TO DECEMBER 31, 1998





Net Income (Loss)                                                  $(1,315,558)
                                                                   -----------


Add:
  Interest                                                             964,076
  Interest expense to affiliate                                         39,799
                                                                   -----------

  Interest on indebtedness                                           1,003,875
                                                                   -----------

Income as Adjusted                                                 $  (311,683)
                                                                   ===========

Fixed Charges:
  Interest on indebtedness                                         $ 1,003,875
                                                                   ===========

Ratio of Earnings to Fixed Charges                                       (0.31)
                                                                   ===========

Dollar Amount of the Deficiency in the Ratio of
  Earnings to Fixed Charges                                        $ 1,315,558
                                                                   ===========

                         BARON CAPITAL PROPERTIES, L.P.
            ASSUMING LOWEST COMBINED NET CASH PROVIDED BY OPERATIONS
                COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES
                INCEPTION (FEBRUARY 3, 1998) TO DECEMBER 31, 1998





Net Income (Loss)                                                  $(1,430,001)


Add:
  Interest                                                             706,330
                                                                   -----------

Income as Adjusted                                                 $  (723,671)
                                                                   ===========

Fixed Charges:
  Interest on indebtedness                                         $   706,330
                                                                   ===========

Ratio of Earnings to Fixed Charges                                       (1.02)
                                                                   ===========

Dollar Amount of the Deficiency in the Ratio of
  Earnings to Fixed Charges                                        $ 1,430,001
                                                                   ===========

                               BARON CAPITAL TRUST
                            ASSUMING MAXIMUM OFFERING
                COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES
                         SIX MONTHS ENDED JUNE 30, 1999





Net Income (Loss)                                                   $(984,612)
                                                                    ---------

Add:
   Interest expense to affiliate                                       42,969
   Interest                                                           890,569
                                                                    ---------
      Total interest                                                  933,538
                                                                    ---------

Income as Adjusted                                                  $ (51,074)
                                                                    =========

Fixed Charges:
  Interest on indebtedness                                          $ 933,538
                                                                    =========

Ratio of Earnings to Fixed Charges                                      (0.05)
                                                                    =========

Dollar Amount of the Deficiency in the Ratio of
  Earnings to Fixed Charges                                         $ 984,612
                                                                    =========

                               BARON CAPITAL TRUST
                            ASSUMING MINIMUM OFFERING
                COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES
                         SIX MONTHS ENDED JUNE 30, 1999





Net Income (Loss)                                                  $(822,718)
                                                                   ---------

Add:
   Interest expense to affiliate                                      23,496
   Interest                                                          343,224
                                                                   ---------

      Total Interest                                                 366,720
                                                                   ---------

Income as Adjusted                                                 $(455,998)
                                                                   =========

Fixed Charges:
  Interest on indebtedness                                         $ 366,720
                                                                   =========

Ratio of Earnings to Fixed Charges                                     (1.24)
                                                                   =========

Dollar Amount of the Deficiency in the Ratio of
  Earnings to Fixed Charges                                        $ 822,718
                                                                   =========

                               BARON CAPITAL TRUST
                           ASSUMING MID-CASE OFFERING
                COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES
                         SIX MONTHS ENDED JUNE 30, 1999





Net Income (Loss)                                                   $(704,724)
                                                                    ---------


Add:
   Interest expense to affiliate                                       23,496
   Interest                                                           481,034
                                                                    ---------
      Total interest                                                  504,530
                                                                    ---------

Income as Adjusted                                                  $(200,194)
                                                                    =========

Fixed Charges:
  Interest on indebtedness                                          $ 504,530
                                                                    =========

Ratio of Earnings to Fixed Charges                                      (0.40)
                                                                    =========

Dollar Amount of the Deficiency in the Ratio of
  Earnings to Fixed Charges                                         $ 704,724
                                                                    =========

                               BARON CAPITAL TRUST
       ASSUMING LOWEST COMBINED NET CASH PROVIDED BY OPERATING ACTIVITIES
                COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES
                         SIX MONTHS ENDED JUNE 30, 1999





Net Income (Loss)                                                   $(983,938)
                                                                    ---------


Add:
   Interest expense to affiliate                                       19,837
   Interest                                                           307,828
                                                                    ---------
      Total interest                                                  327,665
                                                                    ---------

Income as Adjusted                                                  $(656,273)
                                                                    =========

Fixed Charges:
  Interest on indebtedness                                          $ 327,665
                                                                    =========

Ratio of Earnings to Fixed Charges                                      (2.00)
                                                                    =========

Dollar Amount of the Deficiency in the Ratio of
  Earnings to Fixed Charges                                         $ 983,938
                                                                    =========

                               BARON CAPITAL TRUST
                            ASSUMING MAXIMUM OFFERING
                COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES
                INCEPTION (FEBRUARY 3, 1998) TO DECEMBER 31, 1998





Net Income (Loss)                                                  $(2,161,690)
                                                                   -----------


Add:
   Interest expense to affiliate                                        76,425
   Interest                                                          1,633,926
                                                                   -----------
   Interest on indebtedness                                          1,710,350
                                                                   -----------

Income as Adjusted                                                 $  (451,340)
                                                                   ===========

Fixed Charges:
  Interest on indebtedness                                         $ 1,710,350
                                                                   ===========

Ratio of Earnings to Fixed Charges                                       (0.26)
                                                                   ===========

Dollar Amount of the Deficiency in the Ratio of
  Earnings to Fixed Charges                                        $ 2,161,690
                                                                   ===========

                               BARON CAPITAL TRUST
                            ASSUMING MINIMUM OFFERING
                COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES
                INCEPTION (FEBRUARY 3, 1998) TO DECEMBER 31, 1998





Net Income (Loss)                                                  $(1,827,052)
                                                                   -----------


Add:
   Interest expense to affiliate                                        39,799
   Interest                                                            712,136
                                                                   -----------

   Interest on indebtedness                                            751,935
                                                                   -----------

Income as Adjusted                                                 $(1,075,117)
                                                                   ===========

Fixed Charges:
  Interest on indebtedness                                         $   751,935
                                                                   ===========

Ratio of Earnings to Fixed Charges                                       (1.43)
                                                                   ===========

Dollar Amount of the Deficiency in the Ratio of
  Earnings to Fixed Charges                                        $ 1,827,052
                                                                   ===========

                               BARON CAPITAL TRUST
                           ASSUMING MID-CASE OFFERING
                COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES
                INCEPTION (FEBRUARY 3, 1998) TO DECEMBER 31, 1998




Net Income (Loss)                                                  $(1,805,748)
                                                                   -----------


Add:
   Interest expense to affiliate                                        39,799
   Interest                                                            964,076
                                                                   -----------
  Interest on indebtedness                                           1,003,875
                                                                   -----------

Income as Adjusted                                                 $  (801,873)
                                                                   ===========

Fixed Charges:
  Interest on indebtedness                                         $ 1,003,875
                                                                   ===========

Ratio of Earnings to Fixed Charges                                       (0.80)
                                                                   ===========

Dollar Amount of the Deficiency in the Ratio of
  Earnings to Fixed Charges                                        $ 1,805,748
                                                                   ===========

                               BARON CAPITAL TRUST
                             ASSUMES LOWEST OFFERING
                COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES
             FROM INCEPTION (FEBRUARY 3, 1998) TO DECEMBER 31, 1998




Net Income (Loss)                                                  $(1,898,190)
                                                                   -----------


Add:
   Interest expense to affiliate                                        33,949
   Interest                                                            672,381
                                                                   -----------

Income as Adjusted                                                 $(1,191,859)
                                                                   ===========

Fixed Charges:
  Interest on indebtedness                                         $   672,381
                                                                   ===========

Ratio of Earnings to Fixed Charges                                       (1.77)
                                                                   ===========

Dollar Amount of the Deficiency in the Ratio of
  Earnings to Fixed Charges                                        $ 1,898,190
                                                                   ===========

                                  BARON CAPITAL TRUST

                   COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES

                                                                                  Inception
                                                        Six Months Ended         (February 3,
                                                      -------------------------    1998) to
                                                        June 30,       June 30,   December 31,
                                                          1998           1999         1998
                                                      ------------    ----------   ------------

Loss Before Minority Interest                          $(412,717)     $(898,443)   $(1,677,060)

Add Interest on Indebtedness                              50,217        144,491        164,333
                                                       ---------      ---------    -----------

Income as Adjusted                                     $(362,500)     $(753,952)   $(1,512,727)
                                                       ---------      ---------    -----------
                                                       ---------      ---------    -----------
Fixed Charges:
   Interest on indebtedness                            $  50,217      $ 144,491    $   164,333
                                                       ---------      ---------    -----------
                                                       ---------      ---------    -----------

Ratio of Earnings to Fixed Charges                     $   (7.22)     $   (5.22)   $     (9.21)
                                                       ---------      ---------    -----------

Dollar Amount of the Deficiency in
  the Ratio of Earnings to Fixed Charges                $412,717      $ 898,443    $ 1,677,060
                                                       ---------      ---------    -----------
                                                       ---------      ---------    -----------

                             BARON CAPITAL PROPERTIES, L.P.

                   COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES


                                                                               Inception
                                                     Six Months Ended          (February 3,
                                                     ----------------            1998) to
                                              June 30,       June 30,          December 31,
                                                1998           1999                 1998
                                              --------       --------          ------------
Net Income (Loss)                             $(383,372)     $(645,683)        $(1,108,870)

Add Interest on Indebtedness                         --        144,491             164,333
                                              ---------      ---------         ------------
Income as Adjusted                            $(383,372)     $(501,192)        $  (944,537)
                                              ---------      ---------         ------------
                                              ---------      ---------         ------------
Fixed Charges:
   Interest on indebtedness                   $      --      $ 144,491         $   164,333
                                              ---------      ---------         ------------
Ratio of Earnings to Fixed Charges                N/A            (3.47)              (5.75)
                                              ---------      ---------         ------------
Dollar Amount of the Deficiency in
  the Ratio of Earnings to Fixed Charges          N/A        $ 645,683         $ 1,108,870
                                              ---------      ---------         ------------

                          BARON STRATEGIC INVESTMENT FUND V, LTD.

              CALCULATION OF WEIGHTED AVERAGE PARTNERSHIP UNITS OUTSTANDING

                                                                                                                        Inception
                                                                                                                        (October 1,
                                                                    Six Months Ended                                     1996) to
                                                                 ----------------------          December 31,           Year Ended
                                                                 June 30,      June 30,       ----------------------    December 31,
                                                                   1999          1998          1998         1997            1996
                                                                 --------      --------       ---------    ---------    -----------
Beginning units outstanding                                         2,400         2,400           2,400          220             --
Additions During the Year                                              --            --              --        2,180            220
Days additional units outstanding                                      --            --              --          180             60
Weighted average additional units                                      --            --              --        1,075            220
Weighted average total units outstanding                            2,400         2,400           2,400        1,295            220
Ending units outstanding                                            2,400         2,400           2,400        2,400            220

                  BARON STRATEGIC INVESTMENT FUND VIII, LTD.

        CALCULATION OF WEIGHTED AVERAGE PARTNERSHIP UNITS OUTSTANDING


                                                                                                                 Inception
                                                                     Six Months Ended                           (February 25,
                                                                   ---------------------       Year Ended          1997) to
                                                                   June 30,      June 30,      December 31,      December 31,
                                                                     1999          1998            1998              1997
                                                                   -------      -------        -----------       ------------
Beginning units outstanding                                         2,400         2,298              2,298                 --
Additions During the Year                                              --            --                102              2,298
Days additional units outstanding                                      --            --                184                306
Weighted average additional units                                      --            --                 51              2,298
Weighted average total units outstanding                            2,400         2,298              2,349              2,298
Ending units outstanding                                            2,400         2,298              2,400              2,298

            BARON STRATEGIC INVESTMENT FUND X, LTD.

       COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES

                                                                                                                  Inception
                                                                      Six Months Ended                            (June 26,
                                                                   ----------------------       Year Ended        1997) to
                                                                   June 30,       June 30,      December 31,     December 31,
                                                                     1999           1998            1998             1997
                                                                  --------        --------      -----------      -----------
Net Income (Loss)                                                $(30,145)      $(27,785)      $ (67,077)       $ (15,829)

Add Interest on Indebtedness                                       19,836         17,271         37,436                 --
                                                                 --------       --------       --------          ---------
Income as Adjusted                                               $(10,309)      $(10,514)      $ (29,641)        $ (15,829)
                                                                 --------       --------       --------          ---------
                                                                 --------       --------       --------          ---------
Fixed Charges:
   Interest on indebtedness                                       19,836         17,271          37,436                 --
                                                                 --------       --------       --------          ---------
                                                                 --------       --------       --------          ---------
Ratio of Earnings to Fixed Charges                                 (0.52)         (0.61)          (0.79)               N/A
                                                                    ----           ----            ----          ---------
                                                                    ----           ----            ----          ---------
Dollar Amount of the Deficiency in the Ratio of
   Earnings to Fixed Charges                                     $ 30,145       $ 27,785       $  67,077               N/A
                                                                 --------       --------       --------          ---------
                                                                 --------       --------       --------          ---------

             BARON STRATEGIC INVESTMENT FUND X, LTD.

  CALCULATION OF WEIGHTED AVERAGE PARTNERSHIP UNITS OUTSTANDING


                                                                                                                  Inception
                                                                      Six Months Ended                            (June 26,
                                                                   ----------------------       Year Ended        1997) to
                                                                   June 30,       June 30,      December 31,     December 31,
                                                                     1999           1998            1998             1997
                                                                  ---------       --------      -----------      -----------
Beginning units outstanding                                         2,400          2,256           2,256                --
Additions During the Year                                              --             --             144             2,256
Days additional units outstanding                                      --             --             184               188
Weighted average additional units                                      --             --              73             2,256
Weighted average total units outstanding                            2,400          2,256           2,329             2,256
Ending units outstanding                                            2,400          2,256           2,400             2,256

               BARON STRATEGIC INVESTMENT FUND IX, LTD.

     CALCULATION OF WEIGHTED AVERAGE PARTNERSHIP UNITS OUTSTANDING


                                               Six Months Ended                          Inception
                                               ----------------       Year Ended     (June 2, 1997) to
                                              June 30,  June 30,      December 31,      December 31,
                                               1999       1998            1998              1997
                                               ----       ----            ----              ----
Beginning units outstanding                     2,400      1,246             1,246                --
Additions During the Year                          --         --             1,154             1,246
Days additional units outstanding                  --         --               184               211
Weighted average additional units                  --         --               582             1,246
Weighted average total units outstanding        2,400      1,246             1,828             1,246
Ending units outstanding                        2,400      1,246             2,400             1,246

                          BREVARD MORTGAGE PROGRAM, LTD.

            CALCULATION OF WEIGHTED AVERAGE PARTNERSHIP UNITS OUTSTANDING

                                                                  Six Months Ended
                                                                  ----------------            Year Ended December 31,
                                                                June 30,    June 30,       ----------------------------
                                                                  1999        1998         1998        1997        1996
                                                                  ----        ----         ----        ----        ----

Beginning units outstanding                                        575         575          575         575          --
Additions During the Year                                           --          --           --          --         575
Days additional units outstanding                                   --          --           --          --         365
Weighted average additional units                                   --          --           --          --         575
Weighted average total units outstanding                           575         575          575         575         575
Ending units outstanding                                           575         575          575         575         575

                LAMPLIGHT COURT OF BELLAFONTAINE APARTMENTS, LTD.

          CALCULATION OF WEIGHTED AVERAGE PARTNERSHIP UNITS OUTSTANDING



                                                                  Six Months Ended           Year Ended           Inception
                                                                  ----------------           December 31,      (February 16, 1996)
                                                                June 30,    June 30,         ------------         to December 31,
                                                                  1999        1998        1998         1997           1996
                                                                  ----        ----        ----         ----           ----
Beginning units outstanding                                         700         700         700          700               --
Additions During the Year                                            --          --          --           --              700
Days additional units outstanding                                    --          --          --           --              299
Weighted average additional units                                    --          --          --           --              700
Weighted average total units outstanding                            700         700         700          700              700
Ending units outstanding                                            700         700         700          700              700

                    BARON STRATEGIC INVESTMENT FUND IV, LTD.

                COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES



                                                                                                                Inception
                                                          Six Months Ended               Year Ended            (October 1,
                                                          ----------------               December 31,           1996) to
                                                       June 30,      June 30,            ------------          December 31,
                                                         1999          1998          1998          1997            1996
                                                         ----          ----          ----          ----            ----
Net Income (Loss)                                      $ 55,803      $ 44,925        $ 103,047     $ 44,740        $ (2,513)
Add Interest on Indebtedness                             19,473        20,915           40,388       67,699              --
                                                       --------      --------        ---------     --------       ---------
Income as Adjusted                                     $ 75,276      $ 65,840       $  143,435     $112,439       $ (2,513)
                                                       --------      --------        ---------     --------       ---------
                                                       --------      --------        ---------     --------       ---------
Fixed charges:
   Interest on indebtedness                            $ 19,473      $ 20,915       $   40,388     $ 67,699       $     --
                                                       --------      --------        ---------     --------       ---------
                                                       --------      --------        ---------     --------       ---------
Ratio of Earnings to Fixed Charges                         3.87          3.15             3.55         1.66            N/A
                                                       --------      --------        ---------     --------       ---------
                                                       --------      --------        ---------     --------       ---------

               BARON STRATEGIC INVESTMENT FUND IV, LTD.

    CALCULATION OF WEIGHTED AVERAGE PARTNERSHIP UNITS OUTSTANDING

                                                                                                                  Inception
                                                           Six Months Ended               Year Ended              (October 1,
                                                           ----------------               December 31,            1996) to
                                                         June 30,      June 30,           ------------           December 31,
                                                           1999          1998          1998          1997            1996
                                                           ----          ----          ----          ----            ----
Beginning units outstanding                               2,000         1,719         1,719           180             --
Additions During the Year                                    --            --           281         1,539            180
Days additional units outstanding                            --            --           180           180             61
Weighted average additional units                            --            --           139           759            180
Weighted average total units outstanding                  2,000         1,719         1,858           939            180
Ending units outstanding                                  2,000         1,719         2,000         1,719            180

             BARON STRATEGIC VULTURE FUND I, LTD.

       COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES


                                                          Six Months Ended              Year Ended              Inception
                                                          ----------------              December 31,          (April 9, 1996)
                                                        June 30,      June 30,         ---------------        to December 31,
                                                          1999          1998          1998          1997            1996
                                                          ----          ----          ----          ----            ----
Net Income (Loss)                                      $ 42,543      $ 45,824       $ 85,755      $ 69,806         $ (761)

Add Interest on Indebtedness                              3,660         2,731          6,451            --             --
                                                       --------      --------       --------      --------         ------
Income as Adjusted                                     $ 46,203      $ 48,555       $ 92,206      $ 69,806         $ (761)
                                                       --------      --------       --------      --------         ------
                                                       --------      --------       --------      --------         ------
Fixed charges:
   Interest on indebtedness                            $  3,660       $ 2,731       $  6,451      $     --         $   --
                                                       --------      --------       --------      --------         ------
                                                       --------      --------       --------      --------         ------
Ratio of Earnings to Fixed Charges                        17.78         12.62          14.29           N/A            N/A
                                                       --------      --------       --------      --------         ------
                                                       --------      --------       --------      --------         ------

               BARON STRATEGIC VULTURE FUND I, LTD.

  CALCULATION OF WEIGHTED AVERAGE PARTNERSHIP UNITS OUTSTANDING


                                                            Six Months Ended               Year Ended              Inception
                                                            ----------------               December 31,          (April 9, 1996)
                                                           June 30,      June 30,        ---------------         to December 31,
                                                            1999          1998          1998          1997            1996
                                                            ----          ----          ----          ----            ----
Beginning units outstanding                                1,800         1,800         1,800         1,800               --
Additions During the Year                                     --            --            --            --            1,800
Days additional units outstanding                             --            --            --            --              251
Weighted average additional units                             --            --            --            --            1,800
Weighted average total units outstanding                   1,800         1,800         1,800         1,800            1,800
Ending units outstanding                                   1,800         1,800         1,800         1,800            1,800

           BARON STRATEGIC INVESTMENT FUND VI, LTD.

 CALCULATION OF WEIGHTED AVERAGE PARTNERSHIP UNITS OUTSTANDING

                                                                                                                  Inception
                                                            Six Months Ended               Year Ended          (October 30, 1996)
                                                            ----------------               December 31,          to December 31,
                                                           June 30,     June 30,         ---------------          ------------
                                                            1999          1998          1998          1997            1996
                                                            ----          ----          ----          ----            ----
Beginning units outstanding                                2,400         2,400         2,400         1,064              --
Additions During the Year                                     --            --            --         1,336           1,064
Days additional units outstanding                             --            --            --           180              61
Weighted average additional units                             --            --            --           659           1,064
Weighted average total units outstanding                   2,400         2,400         2,400         1,723           1,064
Ending units outstanding                                   2,400         2,400         2,400         2,400           1,064

            BARON STRATEGIC INVESTMENT FUND, LTD.

 CALCULATION OF WEIGHTED AVERAGE PARTNERSHIP UNITS OUTSTANDING


                                                                                                                Inception
                                                          Six Months Ended              Year Ended              (April 24,
                                                      -----------------------          December 31,              1996) to
                                                       June 30,      June 30,     ----------------------        December 31,
                                                         1999          1998          1998         1997             1996
                                                      ---------     ---------     --------      --------       ------------
Beginning units outstanding                             2,400         2,400         2,400         2,400               --
Additions During the Year                                  --            --            --            --            2,400
Days additional units outstanding                          --            --            --            --              225
Weighted average additional units                          --            --            --            --            2,400
Weighted average total units outstanding                2,400         2,400         2,400         2,400            2,400
Ending units outstanding                                2,400         2,400         2,400         2,400            2,400

                 BARON STRATEGIC INVESTMENT FUND II, LTD. (STEEPLECHASE)

                    COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES


                                                          Six Months Ended              Year Ended
                                                      -----------------------          December 31,              October 1, 1996
                                                       June 30,      June 30,     ------------------------       to December 31,
                                                         1999          1998          1998          1997               1996
                                                      ---------     ---------     --------      ----------       ------------
Net Income (Loss)                                     $ (5,229)     $(46,040)     $(90,525)     $(178,747)         $ 10,512

Add Interest on Indebtedness                            48,895        45,469        91,982         93,448                --
                                                      --------      --------      --------      ---------          --------
Income as Adjusted                                    $ 43,666      $   (571)     $  1,457      $ (85,299)         $ 10,512
                                                      --------      --------      --------      ---------          --------
                                                      --------      --------      --------      ---------          --------

Fixed Charges:
  Interest on indebtedness                            $ 48,895      $ 45,469      $ 91,982      $  93,448          $     --
                                                      --------      --------      --------      ---------          --------
                                                      --------      --------      --------      ---------          --------

Ratio of Earnings to Fixed Charges                        0.89         (0.01)         0.02          (0.91)               --
                                                      --------      --------      --------      ---------          --------

Dollar Amount of the Deficiency in the Ratio of
  Earnings to Fixed Charges                           $  5,229      $ 46,040      $ 90,525      $ 178,747               N/A
                                                      --------      --------      --------      ---------          --------
                                                      --------      --------      --------      ---------          --------

                 BARON STRATEGIC INVESTMENT FUND II, LTD. (STEEPLECHASE)

              CALCULATION OF WEIGHTED AVERAGE PARTNERSHIP UNITS OUTSTANDING


                                                          Six Months Ended              Year Ended
                                                      -----------------------          December 31,            October 1, 1996
                                                       June 30,      June 30,     ------------------------     to December 31,
                                                         1999          1998          1998          1997             1996
                                                      ---------     ---------     --------      ----------       ------------
Beginning units outstanding                             1,600         1,600         1,600         1,600                --
Additions during the year                                  --            --            --            --             1,600
Days additional units outstanding                          --            --            --            --               174
Weighted average additional units                          --            --            --            --             1,600
Weighted average total units outstanding                1,600         1,600         1,600         1,600             1,600
Ending units outstanding                                1,600         1,600         1,600         1,600             1,600

                   MIDWEST INCOME GROWTH FUND VI, LTD. (BROOKWOOD WAY)

                    COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES



                                                          Six Months Ended              Year Ended
                                                      -----------------------          December 31,              November 1996
                                                       June 30,      June 30,     ------------------------      to December 31,
                                                         1999          1998          1998          1997             1996
                                                      ---------     ---------     --------      ----------       ------------

Net Income (Loss)                                     $(20,159)     $ (7,800)     $(27,340)     $ (87,437)         $ 22,650

Add Interest on Indebtedness                            53,841        48,925       102,287        106,664            28,631
                                                      --------      --------      --------      ---------          --------
Income as Adjusted                                    $ 33,682      $ 41,125      $ 74,947      $  19,227          $ 51,281
                                                      --------      --------      --------      ---------          --------
                                                      --------      --------      --------      ---------          --------
Fixed Charges:
  Interest on indebtedness                            $ 53,841      $ 48,925      $102,287      $ 106,664          $ 28,631
                                                      --------      --------      --------      ---------          --------
                                                      --------      --------      --------      ---------          --------
Ratio of Earnings to Fixed Charges                        0.63          0.84          0.73           0.18              1.79
                                                      --------      --------      --------      ---------          --------
                                                      --------      --------      --------      ---------          --------

Dollar Amount of the Deficiency in the Ratio of
  Earnings to Fixed Charges                           $ 20,159       $ 7,800      $ 27,340      $  87,437               N/A
                                                      --------      --------      --------      ---------          --------
                                                      --------      --------      --------      ---------          --------

                MIDWEST INCOME GROWTH FUND VI, LTD. (BROOKWOOD WAY)

           CALCULATION OF WEIGHTED AVERAGE PARTNERSHIP UNITS OUTSTANDING


                                                          Six Months Ended              Year Ended
                                                      -----------------------          December 31,              November 1996
                                                       June 30,      June 30,     ------------------------       to December 31,
                                                         1999          1998          1998          1997             1996
                                                      ---------     ---------     --------      ----------       ------------
Beginning units outstanding                              600           600           600           600               --
Additions during the year                                 --            --            --            --              600
Days additional units outstanding                         --            --            --            --              253
Weighted average additional units                         --            --            --            --              600
Weighted average total units outstanding                 600           600           600           600              600
Ending units outstanding                                 600           600           600           600              600

                CENTRAL FLORIDA INCOME APPRECIATION FUND, LTD. (LAUREL OAKS)

                     COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES



                                          Six Months Ended                            Year Ended December 31,
                                       --------------------    ------------------------------------------------------------------
                                         1999        1998        1998          1997          1996         1995           1994
                                       -------    ---------    ---------    ----------    ---------    ----------    ------------
Net Income (Loss)                      $ 6,495    $(24,902)    $(61,279)    $(134,636)    $(81,793)    $(157,583)      $ 15,213

Add Interest on Indebtedness            34,102      60,174      117,215       124,413      124,291       110,703         76,166
                                       -------    ---------    ---------    ----------    ---------    ----------    ------------
Income as Adjusted                     $40,597    $ 35,272     $ 55,936      $(10,223)    $ 42,498      $(46,880)      $ 91,379
                                       -------    ---------    ---------    ----------    ---------    ----------    ------------
                                       -------    ---------    ---------    ----------    ---------    ----------    ------------
Fixed Charges:
  Interest on indebtedness             $34,102    $ 60,174     $117,215      $124,413     $124,291      $110,703       $ 76,166
                                       -------    ---------    ---------    ----------    ---------    ----------    ------------
Ratio of Earnings to Fixed Charges        1.19        0.59         0.48         (0.08)        0.34         (0.42)          1.20
                                       -------    ---------    ---------    ----------    ---------    ----------    ------------
Dollar Amount of the Deficiency
  in the Ratio of
  Earnings to Fixed Charges                N/A    $ 24,902     $ 61,279      $134,636     $ 81,793      $157,583            N/A
                                       -------    ---------    ---------    ----------    ---------    ----------    ------------

            CENTRAL FLORIDA INCOME APPRECIATION FUND, LTD. (LAUREL OAKS)

            CALCULATION OF WEIGHTED AVERAGE PARTNERSHIP UNITS OUTSTANDING



                                            Six Months Ended                          Year Ended December 31,
                                       --------------------    ------------------------------------------------------------------
                                         1999        1998        1998          1997          1996         1995           1994
                                       -------    ---------    ---------    ----------    ---------    ----------    ------------
Beginning units outstanding             2,100        2,100        2,100       2,100         2,100         2,003            --
Additions during the year                  --           --           --          --            --            97         2,003
Days additional units outstanding          --           --           --          --            --           180           153
Weighted average additional units          --           --           --          --            --            48         2,003
Weighted average total units
  outstanding                           2,100        2,100        2,100       2,100         2,100          2,051        2,003
Ending units outstanding                2,100        2,100        2,100       2,100         2,100          2,100        2,003

            FLORIDA CAPITAL INCOME FUND III, LTD. (BRIDGEPOINT)

             COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES


                                           Six Months Ended
                                       -----------------------            Year Ended December 31,                July 17, 1995
                                        June 30,      June 30,     ---------------------------------------      to December 31,
                                          1999          1998          1998          1997           1996             1996
                                       ---------     ---------     --------      ----------     ----------       ------------
Net Income (Loss)                       $ 20,638      $ (3,595)     $(12,987)     $(24,067)     $ (2,710)          $ (6,121)

Add Interest on Indebtedness              33,979        31,402        68,575        69,345        68,759             28,173
                                       ---------     ---------     ---------     ----------     ----------        -----------
Income as Adjusted                      $ 54,617      $ 27,807      $ 55,588      $ 45,278      $ 66,049           $ 22,052
                                       ---------     ---------     ---------     ----------     ----------       ------------
                                       ---------     ---------     ---------     ----------     ----------       ------------
Fixed Charges:
   Interest on indebtedness             $ 33,979      $ 31,402      $ 68,575      $ 69,345      $ 68,759           $ 28,173
                                       ---------     ---------     ---------     ----------     ----------       ------------
                                       ---------     ---------     ---------     ----------     ----------       ------------
Ratio of Earnings to Fixed Charges          1.61          0.89          0.81          0.65          0.96               0.78
                                       ---------     ---------     ---------     ----------     ----------       ------------
Dollar Amount of the Deficiency
  in the Ratio of
  Earnings to Fixed Charges                  N/A       $ 3,595      $ 12,987      $ 24,067       $ 2,710            $ 6,121
                                       ---------     ---------     ---------     ----------     ----------        -----------
                                       ---------     ---------     ---------     ----------     ----------        -----------

            FLORIDA CAPITAL INCOME FUND III, LTD. (BRIDGEPOINT)

       CALCULATION OF WEIGHTED AVERAGE PARTNERSHIP UNITS OUTSTANDING


                                                 Six Months Ended
                                             -----------------------            Year Ended December 31,             July 17, 1995
                                              June 30,      June 30,     ---------------------------------------    to December 31,
                                                1999          1998          1998          1997           1996             1996
                                             ---------     ---------     --------      ----------     ----------       ------------
Beginning units outstanding                  1,600         1,600         1,600          1,600            1,600                --
Additions during the year                       --            --            --             --               --             1,600
Days additional units outstanding               --            --            --             --               --               184
Weighted average additional units               --            --            --             --               --             1,600
Weighted average total units outstanding     1,600         1,600         1,600          1,600            1,600             1,600
Ending units outstanding                     1,600         1,600         1,600          1,600            1,600             1,600

               FLORIDA CAPITAL INCOME FUND II, LTD. (FOREST GLEN I)

                COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES


                                        Six Months Ended
                                     -----------------------                Year Ended December 31,                  July 17, 1995
                                     June 30,      June 30,     --------------------------------------------------  to December 31,
                                       1999          1998          1998          1997           1996        1995        1994
                                     ---------     ---------     --------      ----------     ---------   --------  ---------------
Net Income (Loss)                    $ 34,161      $(49,826)     $(145,604)     $(141,990)    $(36,669)   $(38,668)   $ 30,628

Add Interest on Indebtedness           62,533        85,336        168,581        147,139      130,820     105,222      59,481
                                     --------      --------      ---------      ---------     --------    --------    --------
Income as Adjusted                   $ 96,694      $ 35,510      $  22,977      $   5,149     $ 94,151    $ 66,554    $ 90,109
                                     ========      ========      =========      =========     ========    ========    ========
Fixed Charges:
   Interest on indebtedness          $ 62,533      $ 85,336      $ 168,581      $ 147,139     $130,820    $105,222    $ 59,481
                                     ========      ========      =========      =========     ========    ========    ========
Ratio of Earnings to Fixed Charges       1.55          0.42           0.14           0.03         0.72        0.63        1.51
                                     --------      --------      ---------      ---------     --------    --------    --------
Dollar Amount of the Deficiency in
   the Ratio of Earnings to Fixed
   Charges                                N/A      $ 49,826      $ 145,604      $ 141,990     $ 36,669    $ 38,668         N/A
                                     ========      ========      =========      =========     ========    ========    ========

               FLORIDA CAPITAL INCOME FUND II, LTD. (FOREST GLEN I)

           CALCULATION OF WEIGHTED AVERAGE PARTNERSHIP UNITS OUTSTANDING

                                          Six Months Ended
                                     -----------------------                   Year Ended December 31,              July 17, 1995
                                       June 30,      June 30,      -----------------------------------------------  to December 31,
                                       1999          1998          1998          1997          1996          1995       1994
                                     --------      --------        -----         -----         -----         -----  ---------------
Beginning units outstanding           1,840         1,840          1,840         1,840         1,840           160         --
Additions during the year                --            --             --            --            --         1,680        160
Days additional units outstanding        --            --             --            --            --           245        180
Weighted average additional units        --            --             --            --            --         1,128        160
Weighted average total units
  outstanding                         1,840         1,840          1,840         1,840         1,840         1,288        160
Ending units outstanding              1,840         1,840          1,840         1,840         1,840         1,840        160


               FLORIDA INCOME OPPORTUNITY PARTNERS, LTD. (CAMELLIA COURT)

                   COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES

                                          Six Months Ended
                                     -----------------------             Year Ended December 31,           March 6, 1995
                                      June 30,      June 30,      ------------------------------------    to December 31,
                                        1999          1998          1998          1997          1996           1995
                                      --------      --------      --------       --------     --------     ------------
Net Income (Loss)                     $ 11,061       $(20,329)     $(63,375)     $(76,079)     $ (8,250)     $  6,209

Add Interest on Indebtedness            48,156         54,452        98,619        98,851        78,273        68,829
                                      --------       --------      --------      --------      --------      --------
Income as Adjusted                    $ 59,217       $ 34,123      $ 35,244      $ 22,772      $ 70,023      $ 75,038
                                      ========       ========      ========      ========      ========      ========

Fixed Charges:
  Interest on indebtedness            $ 48,156       $ 54,452      $ 98,619      $ 98,851      $ 78,273      $ 68,829
                                      ========       ========      ========      ========      ========      ========

Ratio of Earnings to Fixed Charges        1.23           0.63          0.36          0.23          0.89          1.09
                                      ========       ========      ========      ========      ========      ========

Dollar Amount of the Deficiency in the
  Ratio of Earnings to Fixed Charges       N/A       $ 20,329      $ 63,375      $ 76,079      $  8,250           N/A
                                      ========       ========      ========      ========      ========      ========


                   FLORIDA INCOME OPPORTUNITY PARTNERS, LTD. (CAMELLIA COURT)

                  CALCULATION OF WEIGHTED AVERAGE PARTNERSHIP UNITS OUTSTANDING

                                        Six Months Ended
                                    -----------------------             Year Ended December 31,         March 6, 1995
                                     June 30,      June 30,       --------------------------------     to December 31,
                                      1999          1998          1998          1997          1996           1995
                                    --------      --------        ----          ----          ----        ----------
Beginning units outstanding         800           800           800           800           800            --
Additions during the year            --            --            --            --            --           800
Days additional units outstanding    --            --            --            --            --           129
Weighted average additional units    --            --            --            --            --           800
Weighted average total units
  outstanding                       800           800           800           800           800           800
Ending units outstanding            800           800           800           800           800           800


              FLORIDA CAPITAL INCOME FUND IV, LTD. (GLEN LAKES)

              COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES

                                           Six Months Ended
                                        -----------------------             Year Ended December 31,             May 18, 1995
                                        June 30,      June 30,       -------------------------------------     to December 31,
                                          1999          1998           1998          1997          1996            1995
                                        ---------     --------       ---------     ---------     ---------     -------------
Net Income (Loss)                       $(335,081)    $(131,011)     $(477,732)    $ (94,667)    $(134,841)     $ (73,631)

Add Interest on Indebtedness              213,202       128,357        305,278       310,602       312,704        225,598
                                        ---------     ---------      ---------     ---------     ---------      ---------
Income as Adjusted                      $(121,879)    $  (2,654)     $(172,454)    $ 215,935     $ 177,863      $ 151,967
                                        =========     =========      =========     =========     =========      =========

Fixed Charges:
   Interest on indebtedness             $ 213,202     $ 128,357      $ 305,278     $ 310,602     $ 312,704      $ 225,598
                                        =========     =========      =========     =========     =========      =========

Ratio of Earnings to Fixed Charges          (0.57)        (0.02)         (0.56)         0.70          0.57           0.67
                                        =========     =========      =========     =========     =========      =========

Dollar Amount of the Deficiency in the
  Ratio of Earnings to Fixed Charges    $ 335,081     $ 131,011      $ 477,732     $  94,667     $ 134,841      $  73,631
                                        =========     =========      =========     =========     =========      =========


                     FLORIDA CAPITAL INCOME FUND IV, LTD. (GLEN LAKES)

                 CALCULATION OF WEIGHTED AVERAGE PARTNERSHIP UNITS OUTSTANDING

                                          Six Months Ended
                                      -----------------------             Year Ended December 31,            May 18, 1995
                                        June 30,      June 30,     -------------------------------------    to December 31,
                                        1999          1998           1998          1997          1996             1995
                                      ---------     --------       ---------     ---------     ---------      ------------


Beginning units outstanding            3,640         3,640          3,640         3,640         2,440              --
Additions (February 15, 1995)             --            --             --            --         1,200             440
Days additional units outstanding         --            --             --            --           184             320
Weighted average additional units         --            --             --            --           605             386
Additions (September 1, 1995)             --            --             --            --            --             427
Days additional units outstanding         --            --             --            --            --             122
Weighted average additional units         --            --             --            --            --             143
Additions (November 15, 1995)             --            --             --            --            --           1,573
Days additional units outstanding         --            --             --            --            --              15
Weighted average additional units         --            --             --            --            --              65
Weighted average total units
  outstanding                          3,640         3,640          3,640         3,640         3,045             594
Ending units outstanding               3,640         3,640          3,640         3,640         3,640           2,440


                   FLORIDA INCOME GROWTH FUND V, LTD. (BLOSSOM CORNERS I)

                     COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES

                                           Six Months Ended
                                        -----------------------             Year Ended December 31,           July 7, 1995
                                        June 30,      June 30,     -------------------------------------     to December 31,
                                         1999          1998          1998          1997          1996             1995
                                      ---------     --------       ---------     ---------     ---------      ------------
Net Income (Loss)                      $ 18,072      $ 18,471      $  5,416      $ (5,533)     $(45,962)       $ (20,886)
Add Interest on Indebtedness             45,917        51,977        93,253        94,358        79,488           34,249
                                       --------      --------      --------      --------      --------         --------
Income as Adjusted                     $ 63,989      $ 70,448      $ 98,669      $ 88,825      $ 33,526        $  13,363
                                       ========      ========      ========      ========      ========        =========
Fixed Charges:
   Interest on indebtedness            $ 45,917      $ 51,977      $ 93,253      $ 94,358      $ 79,488        $  34,249
                                       ========      ========      ========      ========      ========        =========
Ratio of Earnings to Fixed Charges         1.39          1.36          1.06          0.94          0.42             0.39
                                       ========      ========      ========      ========      ========        =========
Dollar Amount of the Deficiency in the
  Ratio of Earnings to Fixed Charges        N/A           N/A           N/A      $  5,533      $ 45,962        $  20,886
                                       ========      ========      ========      ========      ========        =========


                   FLORIDA INCOME GROWTH FUND V, LTD. (BLOSSOM CORNERS I)

                CALCULATION OF WEIGHTED AVERAGE PARTNERSHIP UNITS OUTSTANDING

                                         Six Months Ended
                                     ----------------------             Year Ended December 31,          July 7, 1995
                                     June 30,      June 30,       ---------------------------------     to December 31,
                                      1999          1998          1998          1997          1996            1995
                                     --------      --------       -----         -----         -----      ------------
Beginning units outstanding           2,300         2,300         2,300         2,300           722            --
Additions during the year                --            --            --            --         1,578           722
Days additional units outstanding        --            --            --            --           275            81
Weighted average additional units        --            --            --            --         1,189           722
Weighted average total units
  outstanding                          2,300         2,300        2,300         2,300         1,911           722
Ending units outstanding               2,300         2,300         2,300         2,300         2,300          722



                 GSU STADIUM STUDENT APARTMENTS, LTD. (STADIUM CLUB)

                 COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES

                                                       Six Months Ended            Year Ended December 31,     June 30, 1995
                                                       ----------------          --------------------------    to December 31,
                                                       1999        1998          1998       1997       1996       1995
                                                       ----        ----          ----       ----       ----       ----
Net Income (Loss)                                   $ 23,572     $(12,976)    $(106,126)  $(22,159)  $ (12,966)   $  2,859

Add Interest on Indebtedness                          67,703       71,200       138,585    146,120     122,433      51,600
                                                    --------     --------     ---------   --------   ---------     -------

Income as Adjusted                                  $ 91,275     $ 58,224      $ 32,459   $123,961   $ 109,467    $ 54,459
                                                    --------     --------     ---------   --------   ---------     -------
                                                    --------     --------     ---------   --------   ---------     -------

Fixed Charges:
   Interest on indebtedness                         $ 67,703     $ 71,200      $138,585   $146,120   $ 122,433    $ 51,600
                                                    --------     --------     ---------   --------   ---------     -------
                                                    --------     --------     ---------   --------   ---------     -------

Ratio of Earnings to Fixed Charges                      1.35         0.82          0.23       0.85        0.89        1.06
                                                    --------     --------     ---------   --------   ---------     -------
                                                    --------     --------     ---------   --------   ---------     -------

Dollar Amount of the Deficiency in the Ratio of
  Earnings to Fixed Charges                             N/A      $ 12,976     $ 106,126   $ 22,159    $ 12,966         N/A
                                                    --------     --------     ---------   --------   ---------     -------
                                                    --------     --------     ---------   --------   ---------     -------


                 GSU STADIUM STUDENT APARTMENTS, LTD. (STADIUM CLUB)

             CALCULATION OF WEIGHTED AVERAGE PARTNERSHIP UNITS OUTSTANDING



                                                       Six Months Ended         Year Ended December 31,       June 30, 1995
                                                       ----------------       --------------------------     to December 31,
                                                       1999        1998       1998       1997       1996         1995
                                                       ----        ----       ----       ----       ----         ----
Beginning units outstanding                             2,000       2,000     2,000       2,000      1,212        --
Additions during the year                                  --          --        --          --        788     1,212
Days additional units outstanding                          --          --        --          --        340        56
Weighted average additional units                          --          --        --          --        734     1,212
Weighted average total units outstanding                2,000       2,000     2,000       2,000      1,946     1,212
Ending units outstanding                                2,000       2,000     2,000       2,000      2,000     1,212


               FLORIDA INCOME APPRECIATION FUND, LTD. (FOREST GLEN IV)

                  COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES




                                                       Six Months Ended                                              Eight Months
                                                       ----------------              Year Ended December 31,             Ended
                                                     June 30,    June 30,      ------------------------------------   December 31,
                                                       1999        1998        1998       1997       1996      1995      1995
                                                       ----        ----        ----       ----       ----      ----      ----
Net Income (Loss)                                    $ (1,062)  $(10,332)  $(22,466)   $ (7,587)  $  1,427   $44,122   $ 22,038

Add Interest on Indebtedness                            9,727      9,648     20,825      17,697     15,897    17,438     43,450
                                                     --------   --------   --------    --------   --------   -------   --------

Income as Adjusted                                   $  8,665   $   (684)  $ (1,641)   $ 10,110   $ 17,324   $61,560   $ 65,488
                                                     --------   --------   --------    --------   --------   -------   --------
                                                     --------   --------   --------    --------   --------   -------   --------

Fixed Charges:
   Interest on indebtedness                          $  9,727   $  9,648   $ 20,825    $ 17,697   $ 15,897   $17,438   $ 43,450
                                                     --------   --------   --------    --------   --------   -------   --------
                                                     --------   --------   --------    --------   --------   -------   --------

Ratio of Earnings to Fixed Charges                       0.89      (0.07)     (0.08)       0.57       1.09      3.53       1.51
                                                     --------   --------   --------    --------   --------   -------   --------
                                                     --------   --------   --------    --------   --------   -------   --------

Dollar Amount of the Deficiency in the Ratio of
  Earnings to Fixed Charges                           $ 1,062   $ 10,332   $ 22,466    $  7,587      N/A       N/A          N/A
                                                     --------   --------   --------    --------   --------   -------   --------
                                                     --------   --------   --------    --------   --------   -------   --------


               FLORIDA INCOME APPRECIATION FUND, LTD. (FOREST GLEN IV)

            CALCULATION OF WEIGHTED AVERAGE PARTNERSHIP UNITS OUTSTANDING





                                                       Six Months Ended                                               Eight Months
                                                       ----------------              Year Ended December 31,             Ended
                                                     June 30,    June 30,      ------------------------------------   December 31,
                                                       1999        1998        1998       1997       1996      1995      1995
                                                       ----        ----        ----       ----       ----      ----      ----
Beginning units outstanding                              205        205          205        205        205       205       --
Additions during the year                                 --         --           --         --         --        --      205
Days additional units outstanding                         --         --           --         --         --        --      260
Weighted average additional units                         --         --           --         --         --        --      205
Weighted average total units outstanding                 205        205          205        205        205        205     205
Ending units outstanding                                 205        205          205        205        205        205     205


                 REALTY OPPORTUNITY INCOME FUND VIII (FOREST GLEN II)

                  COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES





                                                       Six Months Ended                                                Ten Months
                                                       ----------------              Year Ended December 31,             Ended
                                                     June 30,    June 30,      ------------------------------------   December 31,
                                                       1999        1998        1998       1997       1996      1995      1994
                                                       ----        ----        ----       ----       ----      ----      ----
Net Income (Loss)                                    $(14,970)   $ (6,468)    $(36,781)  $(58,925)  $ (3,934)  $ 42,117   $ 44,259

Add Interest on Indebtedness                           36,130      35,431       76,857     57,242     59,048     57,517     49,158
                                                     --------    --------     --------   --------   --------   --------   --------

Income as Adjusted                                   $ 21,160    $ 28,963     $ 40,076   $ (1,683)  $ 55,114   $ 99,634   $ 93,417
                                                     --------    --------     --------   --------   --------   --------   --------
                                                     --------    --------     --------   --------   --------   --------   --------

Fixed Charges:
   Interest on indebtedness                          $ 36,130    $ 35,431     $ 76,857   $ 57,242   $ 59,048   $ 57,517   $ 49,158
                                                     --------    --------     --------   --------   --------   --------   --------
                                                     --------    --------     --------   --------   --------   --------   --------

Ratio of Earnings to Fixed Charges                       0.59        0.82         0.52      (0.03)      0.93       1.73       1.90
                                                     --------    --------     --------   --------   --------   --------   --------
                                                     --------    --------     --------   --------   --------   --------   --------

Dollar Amount of the Deficiency in the Ratio of
  Earnings to Fixed Charges                          $ 14,970    $  6,468     $ 36,781   $ 58,925   $  3,934      N/A        N/A
                                                     --------    --------     --------   --------   --------   --------   --------
                                                     --------    --------     --------   --------   --------   --------   --------


          REALTY OPPORTUNITY INCOME FUND VIII (FOREST GLEN II)

      CALCULATION OF WEIGHTED AVERAGE PARTNERSHIP UNITS OUTSTANDING

                                               Six Months Ended                                       Ten Months
                                              --------------------         Year Ended December 31,       Ended
                                              June 30,    June 30,    ----------------------------    December 31,
                                                1999        1998      1998    1997    1996    1995       1994
                                              --------    --------   ------   -----   -----  -----     --------
Beginning units outstanding                      944         944       944     944     944    944        --
Additions during the year                         --          --        --      --      --     --       944
Days additional units outstanding                 --          --        --      --      --     --       275
Weighted average additional units                 --          --        --      --      --     --       944
Weighted average total units outstanding         944         944       944     944     944    944       944
Ending units outstanding                         944         944       944     944     944    944       944

            FLORIDA INCOME ADVANTAGE FUND, LTD. (FOREST GLEN III)

             COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES

                                               Six Months Ended                                             Ten Months
                                            --------------------           Year Ended December 31,             Ended
                                            June 30,   June 30,   ---------------------------------------   December 31,
                                              1999       1998       1998       1997      1996       1995       1994
                                           ---------  ---------  ---------  --------  ---------  --------   ------------
Net Income (Loss)                          $(14,043)  $(14,786)  $(49,188)  $(38,748)  $ 10,630  $ 27,912    $ 53,744

Add Interest on Indebtedness                 30,572     31,567     66,620     55,728     49,964    46,216      42,439
                                           --------   --------   --------   --------   --------  --------    --------

Income as Adjusted                         $ 16,529   $ 16,781   $ 17,432   $ 16,980   $ 60,594  $ 74,128    $ 96,183
                                           --------   --------   --------   --------   --------  --------    --------
                                           --------   --------   --------   --------   --------  --------    --------
Fixed Charges:
   Interest on indebtedness                $ 30,572   $ 31,567   $ 66,620   $ 55,728   $ 49,964  $ 46,216    $ 42,439
                                           --------   --------   --------   --------   --------  --------    --------
                                           --------   --------   --------   --------   --------  --------    --------

Ratio of Earnings to Fixed Charges             0.54       0.53       0.26       0.30       1.21      1.60        2.27
                                           --------   --------   --------   --------   --------  --------    --------

Dollar Amount of the Deficiency in
  the Ratio of Earnings to Fixed Charges   $ 14,043   $ 14,786   $ 49,188   $ 38,748       N/A       N/A         N/A
                                           --------   --------   --------   --------  --------  --------    --------
                                           --------   --------   --------   --------  --------  --------    --------

            FLORIDA INCOME ADVANTAGE FUND, LTD. (FOREST GLEN III)

       CALCULATION OF WEIGHTED AVERAGE PARTNERSHIP UNITS OUTSTANDING

                                              Six Months Ended                                           Ten Months
                                            --------------------           Year Ended December 31,          Ended
                                            June 30,   June 30,    ----------------------------------    December 31,
                                              1999       1998      1998      1997      1996      1995        1994
                                            --------   -------     -----    -----      -----   ------      -------
Beginning units outstanding                 940        940         940      940        940     940         --
Additions during the year                    --         --          --       --         --      --        940
Days additional units outstanding            --         --          --       --         --      --        309
Weighted average additional units            --         --          --       --         --      --        940
Weighted average total units outstanding    940        940         940      940        940     940        940
Ending units outstanding                    940        940         940      940        940     940        940

           FLORIDA CAPITAL INCOME FUND, LTD. (EAGLE LAKE)

         COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES

                                                       Six Months Ended
                                                     -------------------                   Year Ended December 31,
                                                     June 30,    June 30,   -----------------------------------------------------
                                                       1999       1998          1998          1997         1996          1995
                                                     ---------  ----------    ---------     ---------    ---------   ------------
Net Income (Loss)                                     $ 36,266   $(20,017)     $(48,964)     $(49,578)    $(33,481)  $ (103,277)

Add Interest on Indebtedness                            61,321     71,054       127,820       152,753      159,163      157,757
                                                     ---------   ---------    ---------      --------     --------   ----------
Income as Adjusted                                    $ 97,587   $ 51,037      $ 78,856     $ 103,175    $ 125,682     $ 54,480
                                                     ---------   ---------    ---------      --------     --------   ----------
                                                     ---------   ---------    ---------      --------     --------   ----------
Fixed Charges:
   Interest on indebtedness                           $ 61,321   $ 71,054     $ 127,820     $ 152,753    $ 159,163    $ 157,757
                                                     ---------   ---------    ---------      --------     --------   ----------
                                                     ---------   ---------    ---------      --------     --------   ----------
Ratio of Earnings to Fixed Charges                        1.59       0.72          0.62          0.68         0.79         0.35
                                                     ---------   ---------    ---------      --------     --------   ----------
                                                     ---------   ---------    ---------      --------     --------   ----------
Dollar Amount of the Deficiency in the Ratio of
  Earnings to Fixed Charges                                N/A   $ 20,017      $ 48,964      $ 49,578     $ 33,481    $ 103,277
                                                     ---------   ---------    ---------      --------     --------   ----------
                                                     ---------   ---------    ---------      --------     --------   ----------

                FLORIDA CAPITAL INCOME FUND, LTD. (EAGLE LAKE)

       CALCULATION OF WEIGHTED AVERAGE PARTNERSHIP UNITS OUTSTANDING

                                                 Six Months Ended                                                Four Months
                                              ---------------------              Year Ended December 31,            Ended
                                              June 30,      June 30,      ---------------------------------      December 31,
                                                1999          1998          1998          1997          1996        1995
                                              --------      --------       -----         -----         -----     ------------
Beginning units outstanding                    1,614         1,614         1,614         1,614           455      --
Additions during the year                         --            --            --            --         1,159     455
Days additional units outstanding                 --            --            --            --           306      33
Weighted average additional units                 --            --            --            --           972     455
Weighted average total units outstanding       1,614         1,614         1,614         1,614         1,427     455
Ending units outstanding                       1,614         1,614         1,614         1,614         1,614     455